UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2025

Unusual Machines, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-270519	66-0927642
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4677 L B McLeod Rd, Suite J
Orlando, FL	32811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 323-8983

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01	UMAC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2025, Unusual Machines, Inc. (the “Company”) entered into a Lease Agreement (the “Lease”) with Icon FL Orlando Industrial Owner Pool 5 GA/FL, LLC, pursuant to which the Company will lease approximately 17,000 square feet of rentable foot space for the Company’s drone motor manufacturing facility located at 4215-4225 SW 34th Street, Orlando, Florida 32811. The Lease is expected to commence on or about August 1, 2025, and terminate on or about August 31, 2030, with one option to renew for an additional period of 60 months, exercisable with at least nine months’ (but no more than 15 months’) prior written notice.

Base rent for the initial term is abated for the first month following the commencement of the Lease, after which base rent is payable as follows: The base rent for the first year of the lease is $19,479 per month, and such base rent increases by 4% each lease year over the previous year’s base rent. In addition to base rent, the Company is responsible for its pro-rata share (36.17%) of real estate taxes and operating expenses, as further defined in the Lease. The Company also paid a security deposit of $25,266 upon execution of the Lease.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 10, 2025, Unusual Machines, Inc. (the “Company”) is presenting at an investor conference. The investor presentation will be uploaded to the Company’s website. A copy of the slide presentation is being furnished as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Lease Agreement, dated June 4, 2025, between Unusual Machines, Inc., and Icon FL Orlando Industrial Owner Pool 5 GA/FL, LLC
99.1	Investor Presentation dated June 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unusual Machines, Inc.

Date: June 10, 2025	By:	/s/ Brian Hoff
	Name:	Brian Hoff
	Title:	Chief Financial Officer

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